EXHIBIT 32.2


                           SECTION 1350 CERTIFICATION


     In connection with the Annual Report of Petrogen Corporation (the "Company") on Form 10-KSB for the year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian Fiddler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 17, 2006



                                        By: /s/ BRIAN FIDDLER
                                            _____________________________
                                                Brian Fiddler
                                                Chief Financial Officer